UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	January 23, 2012

Park National Corporation
(Exact name of registrant as specified in its charter)

Ohio	1-13006	31-1179518
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

50 North Third Street, P.O. Box 3500, Newark, Ohio	43058-3500
(Address of principal executive offices)	(Zip Code)

(740) 349-8451

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 – Results of Operations and Financial Condition

The financial and statistical disclosure for the fiscal years ended December 31, 2011 and 2010 included in “Item 8.01 – Other Events” of this Current Report on Form 8-K is incorporated herein by reference.

Item 8.01 – Other Events

On January 23, 2012, the Board of Directors of Park National Corporation (“Park”), after consultation with management and the Securities and Exchange Commission (“SEC”), determined that Park’s previously issued audited consolidated financial statements incorporated by reference in Park’s Annual Report on Form 10-K for the fiscal year ended December 31, 2010, filed on February 28, 2011, from Park’s 2010 Annual Report and Park’s unaudited condensed consolidated financial statements included in Park’s Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2011, June 30, 2011, and September 30, 2011 should be revised.

Park’s management is working with Crowe Horwath LLP (“Crowe”), Park’s independent registered public accounting firm, and representatives from the SEC to determine the appropriate characterization of these revisions. The possible outcomes of the discussions with Crowe and the SEC include the characterization of the revisions as either a change in accounting principle or a correction of an error in Park’s application of U.S. GAAP. In the event that the revisions are deemed to be the result of a change in accounting principle, Park will reflect the revisions to the consolidated financial statements as of and for the fiscal year ended December 31, 2010 retrospectively within the consolidated financial statement portion of the 2011 Annual Report which is incorporated by reference in the Annual Report on Form 10-K for the fiscal year ended December 31, 2011. However, if the revisions are deemed to be a correction of an error in Park’s application of U. S. GAAP, Park will file a Current Report on Form 8-K, and disclose in Item 4.02 thereof that the previously filed consolidated financial statements of Park, for the fiscal year ended December 31, 2010 can no longer be relied upon. Park would thereafter file an amendment to the Annual Report on Form 10-K/A for the fiscal year ended December 31, 2010 reflecting a restatement of the previously filed consolidated financial statements as of and for the fiscal year ended December 31, 2010.

In a Current Report on Form 8-K filed on December 14, 2011 (the “December 14, 2011 Form 8-K”), Park announced that the previously-issued Call Report for Vision Bank (“Vision”), the Florida state-chartered bank subsidiary of Park, and the FRY-9C Report for Park for the year ended December 31, 2010 would be amended to reflect an additional loan loss provision of $19.0 million. Additionally, Park amended the Call Reports for Vision and the FRY-9C Reports for Park for the quarterly periods ended March 31, 2011, June 30, 2011, and September 30, 2011 to reflect the current year impact of the changes made to reflect the impact on the allowance for loan losses related to guarantor support.

Park will revise the consolidated financial statements for the fiscal year ended December 31, 2010. The reduction to net income for 2010, which is $12.4 million, will be reflected as an increase to net income for the fiscal year ended December 31, 2011 since Park had collected, obtained additional collateral, or written off all of the $19.0 million in guarantor support by December 31, 2011. The table below summarizes the revised results for the year ended December 31, 2010 and the expected results for the year ended December 31, 2011. Management continues to work with Crowe to finalize our 2010 (revised) and 2011 financial results. These results below assume that the only revision to the year ended December 31, 2010 is the $19.0 million increase to loan loss provision and the related impact on income before taxes, federal income taxes, net income, and net income available to common shareholders.

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(In Thousands)	2011	2010 Revised	2010 As Previously Filed	2012 Projected
Net Interest Income	$273,234	$274,044	$274,044	$240,000 - $250,000
Provision for Loan Losses	60,205	83,902	64,902	20,000 - 27,000
Fee Income	61,219	65,632	65,632	62,000 - 66,000
Security Gains	28,829	11,864	11,864	—
Gain from Sale of Vision	—	—	—	18,000 - 20,000
Operating Expenses	188,317	187,107	187,107	170,000 - 175,000
Income Before Taxes	$114,760	$80,531	$99,531	$130,000 - $134,000
State Taxes	6,088	(1,161)	(1,161)	—
Federal Income Taxes	27,699	19,825	26,475	35,000 - 36,500
Net Income	$80,973	$61,867	$74,217	$95,000 - $97,500
Net Income Excluding Gains	$62,234	$54,155	$66,505	$83,300 - $84,500

The line item “Net Income Excluding Gains” excludes gains from the sale of securities for the years ended December 31, 2010 and 2011 and excludes the anticipated gains from the sale of Vision for the 2012 projection.

Park has recognized $6.1 million in state tax expense during 2011, which is the charge necessary to write-off the previously recorded state operating loss carryforward asset at Vision. Prior to the execution of the Purchase and Assumption Agreement (the “Purchase Agreement”) with Home BancShares, Inc. (“Home”) and its wholly-owned subsidiary, Centennial Bank, an Arkansas state-chartered bank (“Centennial”), to sell substantially all of the operating assets and liabilities associated with Vision to Centennial for a purchase price of $27.9 million, management of Park believed that a merger of Vision into Park’s wholly-owned national bank subsidiary, The Park National Bank (“PNB”), would enable Park to fully utilize the state net operating loss carryforward asset recorded at Vision. The structure of the transactions contemplated by the Purchase Agreement will not allow either the buyer or the seller to benefit from the previously recorded net operating loss carryforward asset at Vision to offset future taxable income; therefore, this asset was written-off by Vision at December 31, 2011.

Park’s net income for the two-year period ended December 31, 2011 following the revision was $142.8 million. Prior to the revision reflecting the increase of $19.0 million to the loan loss provision for the year ended December 31, 2010, the combined net income for the two-year period ended December 31, 2011 was expected to be $142.8 million as the $19.0 million of additional loan loss provision was originally expensed during 2011. Therefore, the impact of the revision is simply to reflect the timing of the recording of the impact of the loan loss provision related to guarantor support at Vision.

The Board of Directors of Park has discussed the matters identified above in this Form 8-K with Crowe.

Management expects to issue a News Release announcing the results for the fiscal year ended December 31, 2011 on or about February 7, 2012. Below, management provides some information regarding the anticipated results for PNB, Vision, Guardian Financial (“Guardian”), and Park’s Parent Company.

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The two year results for PNB, a wholly-owned bank subsidiary of Park, are as follows:

(In Thousands)	2011	2010	2012 Projected
Net Interest Income	$236,282	$237,281	$231,000
Provision for Loan Losses	30,220	23,474	16,500
Fee Income	67,348	68,648	65,500
Security Gains	23,634	11,864	—
Operating Expenses	146,235	144,051	151,000
Income Before Taxes	$150,809	$150,268	$129,000
Income Taxes	43,958	47,320	36,000
Net Income	$106,851	$102,948	$93,000
Net Income Adjusted for Security Gains	$91,489	$95,236	$93,000

The results for PNB (excluding security gains) have been strong and consistent over the last several years. For the year ending December 31, 2012, management expects net interest income to decline $5 to $10 million from the level reported in 2011. Offsetting the expected decline in net interest income, management expects the loan loss provision for 2012 to decline by $10 to $15 million from the level reported in 2011.

The following table shows a summary of Vision results and the projection for 2012. The projected results for Vision assume that the closing of the transactions contemplated by the Purchase Agreement with Home and Centennial will occur on March 1, 2012.

(In Thousands)	2011	2010 As Revised	2010 As Previously Filed	2012 Projection
Net Interest Income	$27,078	$27,867	$27,867	$3,750
Provision for Loan Losses	27,985	58,451	39,451	1,000
Fee Income	(3,439)	(3,407)	(3,407)	650
Security Gains	5,195	—	—	—
Operating Expenses	31,379	31,623	31,623	6,000
Loss Before Taxes	$(30,530)	$(65,392)	$(46,392)	$(2,600)
State Taxes	6,088	(1,161)	(1,161)
Federal Income Taxes	12,926	(22,584)	(18,256)	(900)
Net Loss	$(23,692)	$(41,647)	$(29,297)	$(1,700)
Net Loss Adjusted for Security Gains	$(27,069)	$(41,647)	$(29,297)	$(1,700)

Management expects that the closing of the transactions contemplated by the Purchase Agreement with Home and Centennial will occur on March 1, 2012 and therefore projects approximately two months of results for Vision in 2012, which is expected to generate a net loss of approximately $1 million to $2 million.

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The following table shows the results of Guardian, a wholly-owned non-banking subsidiary of Park, for the past two fiscal years.

(In Thousands)	2011	2010	2012 Projection
Net Interest Income	$8,693	$7,611	$9,000
Provision for Loan Losses	2,000	2,200	1,800
Fee Income	—	2	—
Security Gains	—	—	—
Operating Expenses	2,506	2,325	2,700
Income Before Taxes	$4,187	$3,088	$4,500
Income Taxes	1,466	1,082	1,600
Net Income	$2,721	$2,006	$2,900

Management expects the results of Guardian for 2012 to be very consistent with the results for 2011.

The following table shows the summary results for Park’s Parent Company, which includes SE Property Holdings, LLC (“SE LLC”), the non-banking subsidiary of Park’s Parent Company, which holds Other Real Estate Owned (“OREO”) purchased from Vision since March 2011.

Parent Company (In Thousands)	2011	2010	2012 Projection
Net Interest Income	$1,180	$1,285	$1,800
Provision for Loan Losses	—	—	4,500
Fee Income	(2,689)	389	(1,600)
Security Gains	—	—	—
Gain from Sale of Vision	—	—	18,000
Operating Expenses	8,196	9,106	13,500
Income (Loss) Before Taxes	$(9,705)	$(7,432)	$200
Income Taxes	(4,799)	(5,993)	(1,000)
Net Income (Loss)	$(4,906)	$(1,439)	$1,200
Net Loss Excluding Gain from Sale of Vision	$(4,906)	$(1,439)	$(10,500)

The losses from the Parent Company have been substantially offset by the net income from Guardian from 2008 through 2010. However, in 2011 Vision began selling OREO property to SE LLC. Park’s parent company experienced approximately $4 million in pre-tax expenses related to the OREO transferred from Vision during 2011. Subsequent to the transactions contemplated under the Purchase Agreement and Vision’s merger with and into SE LLC, SE LLC will have approximately $95.9 million of non-performing loans and $22.6 million of performing loans, both net of reserves, as of December 31, 2011. SE LLC also has approximately $29 million of OREO as of December 31, 2011. Management estimates that it will cost approximately $10 million to $12 million to service and collect on these non-performing assets during 2012. Finally, as a result of the transactions contemplated in the Purchase Agreement, management estimates a pre-tax gain on the sale of Vision of $18 million to $20 million. The loans being acquired by Centennial Bank are approximately $370 million as of December 31, 2011 and the deposit liabilities to be assumed were approximately $533 million as of December 31, 2011.

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Declaration of Cash Dividend

On January 23, 2012, Park issued a news release (the “Declaration of Dividend News Release”) announcing that the Park Board of Directors declared a $0.94 per common share quarterly dividend. The dividend is payable on March 9, 2012 to common shareholders of record as of the close of business on February 24, 2012. A copy of the Declaration of a Dividend News Release is included as Exhibit 99.1 and incorporated by reference herein.

Notification of Date of 2012 Annual Meeting of Shareholders

Park’s Board of Directors took action to fix the date of Park’s 2012 Annual Meeting of Shareholders, which will be held on April 23, 2012. The record date for determining the common shareholders entitled to receive notice of and vote at the 2012 Annual Meeting of Shareholders was also fixed by Park’s Board of Directors to be the close of business on February 24, 2012.

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

Park cautions that any forward-looking statements contained in this Current Report on Form 8-K or made by management of Park are provided to assist in the understanding of anticipated future financial performance. Forward-looking statements provide current expectations or forecasts of future events and are not guarantees of future performance. The forward-looking statements are based on management's expectations and are subject to a number of risks and uncertainties. Although management believes that the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially from those expressed or implied in such statements. Risks and uncertainties that could cause actual results to differ materially include, without limitation: deterioration in the asset value of Park's loan portfolio may be worse than expected due to a number of factors, such as adverse changes in economic conditions that impair the ability of borrowers to repay their loans, the underlying value of the collateral could prove less valuable than assumed and cash flows may be worse than expected; Park's ability to sell OREO properties at prices as favorable as anticipated; Park's ability to execute its business plan successfully and within the expected timeframe; general economic and financial market conditions, and weakening in the economy, specifically the real estate market and credit market, either nationally or in the states in which Park and its subsidiaries do business, may be worse than expected which could decrease the demand for loan, deposit and other financial services and increase loan delinquencies and defaults; changes in interest rates and prices may adversely impact the value of securities, loans, deposits and other financial instruments and the interest rate sensitivity of our consolidated balance sheet; changes in consumer spending, borrowing and saving habits; our liquidity requirements could be adversely affected by changes in our assets and liabilities; competitive factors among financial institutions increase significantly, including product and pricing pressures and our ability to attract, develop and retain qualified bank

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professionals; the nature, timing and effect of changes in banking regulations or other regulatory or legislative requirements affecting the respective businesses of Park and its subsidiaries, including changes in laws and regulations concerning taxes, accounting, banking, securities and other aspects of the financial services industry, specifically the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”), as well as future regulations which will be adopted by the relevant regulatory agencies, including the Consumer Financial Protection Bureau, to implement the Dodd-Frank Act’s provisions; the effect of changes in accounting policies and practices, as may be adopted by the Financial Accounting Standards Board, the SEC, the Public Company Accounting Oversight Board and other regulatory agencies, and the accuracy of our assumptions and estimates used to prepare our financial statements; the effect of fiscal and governmental policies of the United States federal government; adequacy of our risk management program; a failure in or breach of our operational or security systems or infrastructure, or those of our third-party vendors and other service providers, including as a result of cyber attacks; demand for loans in the respective market areas served by Park and its subsidiaries; closing of the transactions with Home BancShares, Inc. and Centennial Bank contemplated by the Purchase and Assumption Agreement dated November 16, 2011, which is dependent on the receipt of regulatory and other approvals and the satisfaction of specified conditions for closing, the timing of which cannot be predicted at this point; and other risk factors relating to the banking industry as detailed from time to time in Park's reports filed with the Securities and Exchange Commission including those described in "Item 1A. Risk Factors" of Part I of Park's Annual Report on Form 10-K for the fiscal year ended December 31, 2010 and in “Item 1A. Risk Factors” of Part II of Park’s Quarterly Report on Form 10-Q for the period ended September 30, 2011. Undue reliance should not be placed on the forward-looking statements, which speak only as of the date hereof. Park does not undertake, and specifically disclaims any obligation, to publicly release the result of any revisions that may be made to update any forward-looking statement to reflect the events or circumstances after the date on which the forward-looking statement is made, or reflect the occurrence of unanticipated events, except to the extent required by law.

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Item 9.01 – Financial Statements and Exhibits

(a) Not applicable

(b) Not applicable

(c) Not applicable

(d) Exhibits. The following exhibit is included with this Current Report on Form 8-K:

Exhibit No.	Description
99.1	News Release issued by Park National Corporation on January 23, 2012 announcing the quarterly cash dividend in respect of common shares.

[Remainder of page intentionally left blank;

signature on following page.]

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: January 23, 2012	PARK NATIONAL CORPORATION

	By:	/s/ John W. Kozak
John W. Kozak Chief Financial Officer

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INDEX TO EXHIBITS

Current Report on Form 8-K

Dated January 23, 2012

Park National Corporation

Exhibit No.	Description
99.1	News Release issued by Park National Corporation on January 23, 2012 announcing the quarterly cash dividend in respect of common shares.

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